                                                            Hollywood Park, Inc.
                                                            Exhibit 10.44
                                                            Form 10-K, 1997

                               BOOK 306 PAGE 314

                    PUBLIC TRUST TIDELANDS LEASE AMENDMENT
                    --------------------------------------

STATE OF MISSISSIPPI

COUNTY OF HINDS

     WHEREAS, under date of August 15, 1994, a Public Trust Tidelands Lease was executed by and between the SECRETARY OF STATE, with the approval of the GOVERNOR, for and on behalf of the STATE OF MISSISSIPPI, "LESSOR," and MISSISSIPPI-I GAMING, L.P., doing business as BOOMTOWN CASINO, a Mississippi Limited Partnership registered to do and doing business in the State of Mississippi, having been recorded in Book 274, Pages 329 -35, of the records of the Chancery Clerk of the Second Judicial District of Harrison County Mississippi, and which lease covered certain lands situated in Harrison County, Mississippi, "SAID PROPERTY," described as follows to-wit:


     A parcel located in Section 28, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

          COMMENCE at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30 minutes 7 seconds East, for a distance of 352.72 feet to a point on the water's edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degrees 30 minutes 07 seconds East for a distance of 627.28 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 421.62 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 567.28 feet to a point on the water's edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distances, to wit: North 89 degrees 00 minutes 25 seconds West, 54.89 feet, North 59 degrees 34 minutes 39 seconds West,
     35.62 feet; North 02 degrees 39 minutes 47 seconds East, 9.06 feet; North 65 degrees 11 minutes 04 seconds West, 89.88 feet; North 00 degrees 47 minutes 05 seconds West, 18.55 feet; North 07 degrees 16 minutes 10 seconds west, 25.28 feet; South 75 degrees 11 minutes 01 seconds West, 39.18 feet; South 09 degrees 13 minutes 15 seconds East 7.92 feet; South 81 degrees 54 minutes 06 seconds West, 49.27 feet; North 08 degrees 11 minutes 59 seconds West, 22.25 feet; South 81 degrees 26 minutes 23 seconds West, 94.03 feet; South 11 degrees 19 minutes 27 seconds East, 27.44 feet; South 14 degrees 59 minutes 07 seconds East, 79.84 feet and South 65 degrees 01 minutes 07 seconds West, for a distance of 106.37 feet to the POINT OF BEGINNING, containing 222,022 square feet, or 5.10 acres, more or less.

     AND WHEREAS, in Paragraph 2 of the lease, the parties agreed that SAID PROPERTY contains 222,022 square feet, more or less of submerged lands or tidelands. The parties now desire to amend the legal description of said lease to recite as follows:

                                                               February 15, 1997

     A parcel located in Section 28, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

     COMMENCING at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30 minutes 07 seconds East, for a distance of 352.72 feet to a point on the waters edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degrees 30 minutes 07 seconds East, for a distance of 545.28 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 210.0 feet to a point; thence run South 0 degrees 30 minutes
     07 seconds West, for a distance of 155.0 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 150.0 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West for a distance of 116.0 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East for a distance of 61.62 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 214.28 feet to a point on the waters edge in the Back Bay of Biloxi; thence run along the waters edge the following bearings and distances to wit; North 89 degrees 0 minutes 25 seconds West, 54.89 feet, North 59 degrees 34 minutes 39 seconds West,
     35.62 feet; North 02 degrees 39 minutes 47 seconds East, 9.06 feet; North 65 degrees II minutes 04 seconds West, 89.88 feet; North 00 degrees 47 minutes 05 seconds West, 18.55 feet; North 07 degrees 16 minutes 10 seconds West, 25.28 feet; South 75 degrees II minutes 01 seconds West, 39.18 feet, South 09 degrees 13 minutes 15 seconds East, 7.92 feet; South 81 degrees 54 minutes 06 seconds West, 49.27 feet; North 08 degrees II minutes 59 seconds West, 22.25 feet; South 81 degrees 26 minutes 23 seconds West 94.03 feet; South II degrees 19 minutes 27 seconds East, 27.44 feet; South 14 degrees 59 minutes 07 seconds East, 79.94 feet and South 65 degrees 01 minutes 07 seconds West, for a distance of 106.37 feet to the POINT OF BEGINNING; containing 147,500 square feet, or 3.39 acres, approximately.

     (See survey prepared by Terry J. Moran, Jr., R.L.S., dated December 30, 1996, attached hereto as Exhibit I and incorporated herein by reference).


     AND WHEREAS, Paragraph 2 provides that consideration for this lease is in part predicated on LESSEE developing and operating a single dockside gaming facility licensed by the State of Mississippi which will contain up to 1,010 games. It is agreed by and between the parties hereto that as a result of this Amendment, the total effective gaming area under the lease will not increase.

     AND WHEREAS, Article 2 provides during the period July 1, 1994, to June 30, 1999, LESSEE covenants and agrees to pay annual rental to LESSOR in the sum of FIVE HUNDRED TWENTY FIVE THOUSAND AND NO/100THS ($525,000.00) DOLLARS. It is agreed by and between the parties hereto that as a result of a reappraisal of SAID PROPERTY performed by Jack K. Mann, MAI, CRE, the annual rental to LESSOR from the period of July 1, 1997, to June 30, 1999, shall be decreased to FOUR HUNDRED TWENTY FIVE THOUSAND AND

                                                               FEBRUARY 15, 1997

NO/100THS ($425,000.00) DOLLARS.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the amendments as reflected hereinabove.

     Except as hereby amended, said lease and all of its terms and provisions shall otherwise remain unchanged.

     EXECUTED this 27 day of February, 1997.

                                   LESSOR:
                                   -------
                                   STATE OF MISSISSIPPI
                                   ERIC CLARK
                                   SECRETARY OF STATE

                                       /s/ James O. Nelson
                                   BY:-----------------------------------
                                       JAMES O. NELSON, II
                                       ASSISTANT SECRETARY OF STATE
                                       FOR PUBLIC LANDS

                                   LESSEE:
                                   -------
                                   MISSISSIPPI-1 GAMING, L.P., A MISSISSIPPI
                                   LIMITED PARTNERSHIP

                                   BY:  Bayview Yacht Club, Inc., a Mississippi
                                        Corporation, its sole General Partner

                                       /s/ Wayne Yarbrough
                                   BY:-----------------------------------
                                        WAYNE YARBROUGH
                                        VICE-PRESIDENT

APPROVED BY THE GOVERNOR of the State of Mississippi on the 13th day of March, 1997.

                                    /s/ Kirk, Governor
                                   --------------------------------------
                                        KIRK FORDICE, GOVERNOR


                                                               FEBRUARY 15, 1997

STATE OF MISSISSIPPI

COUNTY OF HINDS

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 13th day of March, 1997, within my jurisdiction the within named KIRK FORDICE, personally known to me to be the GOVERNOR OF THE STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing instrument as tile act and deed of said GOVERNOR for and on behalf of tile STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.

                                      /s/ Bethany F. Bryant
                                     -----------------------------
                                     NOTARY PUBLIC

(SEAL)

STATE OF MISSISSIPPI

COUNTY OF HINDS

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 27th day of February 1997, within my jurisdiction the within named JAMES O. NELSON II, personally known to me to be the ASSISTANT SECRETARY OF STATE FOR PUBLIC LANDS of the STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing LEASE AMENDMENT as the act and deed of said ASSISTANT SECRETARY OF STATE for and on behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.

                                     /s/ Linda Q. Smith
                                     -----------------------------
                                     NOTARY PUBLIC
(SEAL)

                                                              FEBRUARYS 15, 1997

STATE OF MISSISSIPPI

COUNTY OF HARRISON

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 24 day of Feb 1997, within my jurisdiction, the within named WAYNE YARBROUGH, who acknowledged that he is Vice-President of BAYVIEW YACHT CLUB, INC., a Mississippi Corporation, the sole General Partner of MISSISSIPPI-I GAMING, L.P., a Mississippi Limited Partnership registered to do business in Mississippi, and that for and on behalf of the said limited partnership, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation as general partner of said limited partnership so to do.

                                     /s/ Rita B. Wilkinson
                                     ------------------------------
                                     NOTARY PUBLIC

My Commission Expires:
My Commission Expires Dec. 27, 1997
-----------------------------

                                                               FEBRUARY 15, 1997

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CERTIFICATiON
-------------
     This is to CERTIFY that I have surveyed the property thereon described and ???, and that the measurements and other data indicated are correct to the best of my knowledge and behalf.

                           Update ??/20/96

/s/ Terry J. Moran           6/29/94             (SEAL)
---------------------        ------
    TERRY J. MORAN            Dated



                        [DIAGRAM OF PLOT APPEARS HERE]


This property has been GRAPHICALLY plotted to be in Zone(a) "As" a "A12"
                                                             ------------
as published by the Federal insurance Administration, Offical flood Hazard Map. Community ?? Number 2?3252 000?C ???? 3/15/84

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

RECORDING INSTRUCTIONS
----------------------

Please record in Section 28, Township 7 South, Range 9 West, in Second judicial District of Harrison County, Mississippi.

Please return to Gerald Blessey, P.O. Box 1930, Biloxi, Mississippi. ph: 601-388-8887.

STATEMENT, OF FEES.                STATE OF MISSISSIPPI, COUNTY OF HARRISON, SECOND JUDICIAL DISTRICT:

Recording Fee      $6.00           I hereby certify that this instrument was received
              ----------
Abstracting/Section Fee at         and filed for record at 10 o'clock and 05 minutes A.M.
   $1.00 each______________        on 31 day of Mar, A.D. 1997 and recorded Mar 31, 1997
                                   in Records of Deeds____________________________________________
Marginal Entry at .50 each____     Book 306 Pages 314-320
Records Mgmt. Fee
Other $1.00_________________                  John McAdams, Chancery Clerk

                                       [SIGNATURE ILLEGIBLE]
TOTAL FEES COLLECTED 8.00           By--------------------------------------, D.C.

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